Exhibit 10.5


                                 THOMAS & BETTS

                            PENSION RESTORATION PLAN

               (As Amended and Restated Effective January 1, 2005)

             (Including amendments adopted through August 27, 2007)

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                                TABLE OF CONTENTS

                                                                            Page


ARTICLE I      DEFINITIONS.....................................................1

    ss.1.1     Applicable Code Limits..........................................1
    ss.1.2     Beneficiary.....................................................1
    ss.1.3     Board...........................................................1
    ss.1.4     Code............................................................2
    ss.1.5     Committee.......................................................2
    ss.1.6     Company.........................................................2
    ss.1.7     Compensation....................................................2
    ss.1.8     Eligible Employee...............................................2
    ss.1.9     Employer........................................................2
    ss.1.10    Normal Annuity Option...........................................2
    ss.1.11    Normal Retirement Date..........................................2
    ss.1.12    Participant.....................................................2
    ss.1.13    Pension Plan....................................................2
    ss.1.14    Pension Restoration Benefit.....................................2
    ss.1.15    Plan............................................................2
    ss.1.16    Plan Year.......................................................2
    ss.1.17    SEIP............................................................2
    ss.1.18    Separation from Service.........................................2
    ss.1.19    Surviving Spouse Benefit........................................3
    ss.1.20    Gender and Number...............................................3


ARTICLE II     PARTICIPATION...................................................3

    ss.2.1     Participation...................................................3
    ss.2.2     Former Employees................................................3


ARTICLE III    PENSION RESTORATION BENEFIT.....................................3

    ss.3.1     Amount of Benefit...............................................3
    ss.3.2     Form and Time of Payment of Pension Restoration Benefit.........3
    ss.3.3     Nonduplication of Benefits......................................4


ARTICLE IV     SURVIVING SPOUSE BENEFIT........................................4

    ss.4.1     Amount of Benefit...............................................4
    ss.4.2     Form and Time of Payment of Surviving Spouse Benefit............5
    ss.4.3     Nonduplication of Benefits......................................5


ARTICLE V      OTHER BENEFIT PROVISIONS........................................5

    ss.5.1     Vesting; Termination of Employment..............................5
    ss.5.2     Payment to Guardian.............................................5

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                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page


    ss.5.3     Withholding; Payroll Taxes......................................6
    ss.5.4     Domestic Relations Orders.......................................6
    ss.5.5     Nonalienation of Benefits.......................................6
    ss.5.6     Tax Gross-Up....................................................6


ARTICLE VI     SOURCE OF FUNDS.................................................8

    ss.6.1     Source of Funds.................................................8


ARTICLE VII    ADMINISTRATION..................................................8

    ss.7.1     The Committee...................................................8
    ss.7.2     Records and Reports.............................................8
    ss.7.3     Payment of Expenses.............................................8
    ss.7.4     Indemnification for Liability...................................8
    ss.7.5     Claims Procedure................................................8


ARTICLE VIII   AMENDMENT AND TERMINATION......................................10

    ss.8.1     Amendment......................................................10
    ss.8.2     Termination....................................................10
    ss.8.3     Limitations....................................................10


ARTICLE IX     MISCELLANEOUS PROVISIONS.......................................10

    ss.9.1     No Contract of Employment......................................10
    ss.9.2     Applicable Law.................................................10
    ss.9.3     Headings.......................................................10
    ss.9.4     Entire Agreement...............................................11
    ss.9.5     Successors.....................................................11

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                                 THOMAS & BETTS
                            PENSION RESTORATION PLAN

               (As Amended and Restated Effective January 1, 2005)


     WHEREAS, Thomas & Betts Corporation (the "Company") established the Thomas & Betts Pension Restoration Plan (the "Plan") effective January 1, 1995 in order to provide certain employees with benefits which they would otherwise lose under The Thomas & Betts Pension Plan (the "Pension Plan") as a result of (i) certain Internal Revenue Code limitations on benefits which may be provided under the Pension Plan and/or (ii) elective deferrals of compensation under The Thomas & Betts Supplemental Executive Investment Plan (the "SEIP");

     WHEREAS, the Company intends that the Plan be unfunded and be maintained "primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees," within the meaning of sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended;

     WHEREAS, effective January 1, 2006, all Participants under the Plan are actively employed except for one retired Participant receiving annuity payments; and

     WHEREAS, the Company intends that the provisions of the Plan comply with the requirements of section 409A of the Internal Revenue Code of 1986, as amended and the guidance issued thereunder;

     NOW, THEREFORE, effective January 1, 2005, the Company hereby amends and restates the Thomas & Betts Pension Restoration Plan as follows:

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS
                                   -----------

     The following words and phrases, as used herein, shall have the following meanings unless the context clearly indicates otherwise:

     ss.1.1 Applicable Code Limits: The limitations on benefits contained in ss.401(a)(17) and ss.415 of the Code, including any amendments or modifications of such provisions or any successor provisions of the Code.

     ss.1.2 Beneficiary: The person or persons designated (or deemed to be designated) by a Participant to receive benefits under the Pension Plan payable upon the death of the Participant, as provided under the Pension Plan.

     ss.1.3 Board: The Board of Directors of the Company.

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     ss.1.4 Code: The Internal Revenue Code of 1986, as amended.

     ss.1.5 Committee: The Retirement Plans Committee appointed by the Board.

     ss.1.6 Company: Thomas & Betts Corporation and its successors and assigns.

     ss.1.7 Compensation: An Eligible Employee's compensation from the Employer which is taken into account for purposes of determining his accrued benefit under the Pension Plan.

     ss.1.8 Eligible Employee: An individual employed by the Employer on or after January 1, 1995 (a) who is a participant in the Pension Plan, and (b) who is eligible to participate in the SEIP and/or whose benefit under the Pension Plan is reduced by the Applicable Code Limits.

     ss.1.9 Employer: The Company and any subsidiary of the Company which participates in the Pension Plan.

     ss.1.10 Normal Annuity Option: An annuity providing monthly payments to the Participant for his lifetime with a guaranteed minimum of 120 monthly payments, as defined in and administered under the Pension Plan.

     ss.1.11 Normal Retirement Date: The Participant's normal retirement date under the Pension Plan.

     ss.1.12 Participant: An Eligible Employee who is accruing, or who has accrued, a Pension Restoration Benefit under the Plan.

     ss.1.13 Pension Plan: The Thomas & Betts Pension Plan, as amended from time to time.

     ss.1.14 Pension Restoration Benefit: The supplemental retirement benefit described in Article III of the Plan.

     ss.1.15 Plan: The Thomas & Betts Pension Restoration Plan, as set forth herein and as amended from time to time.

     ss.1.16 Plan Year: A period of twelve consecutive months beginning on January 1 and ending on the following December 31.

     ss.1.17 SEIP: The Thomas & Betts Supplemental Executive Investment Plan, as it presently exists and as it may be amended from time to time.

     ss.1.18 Separation from Service: A Participant's termination of employment within the meaning of Treas. Reg. ss.1.409A-1(h) or any successor thereto.

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     ss.1.19 Surviving Spouse Benefit: The supplemental pre-retirement survivor benefit described in Article IV of the Plan.

     ss.1.20 Gender and Number: The masculine pronoun wherever used shall include the feminine and the singular may include the plural, and vice versa, as the context may require.

                                   ARTICLE II
                                   ----------

                                  PARTICIPATION
                                  -------------

     ss.2.1 Participation. An Eligible Employee shall be a Participant if he is accruing, or has accrued, a benefit under the Pension Plan, and if the amount of such benefit is reduced by reason of the Applicable Code Limits and/or because he has elected to defer any of his Compensation under the SEIP.

     ss.2.2 Former Employees. An individual shall not be an Eligible Employee or a Participant if his employment with the Employer terminated before January 1, 1995.

                                   ARTICLE III
                                   -----------

                           PENSION RESTORATION BENEFIT
                           ---------------------------

     ss.3.1 Amount of Benefit. The amount of the Pension Restoration Benefit payable under the Plan shall be equal to (a) the monthly benefit which would be payable under the Pension Plan to or on behalf of a Participant if:

          (i) the Applicable Code Limits were inapplicable; and

          (ii) the Participant had not elected to defer any of his Compensation under the SEIP,

less (b) the monthly benefit actually payable to or on behalf of the Participant under the Pension Plan.

     The amounts described in (a) and (b) above shall be expressed as the monthly benefit payable in the form of the Normal Annuity Option commencing at the Participant's Normal Retirement Date, or the date of determination, if later.

     ss.3.2 Form and Time of Payment of Pension Restoration Benefit.

          (a) 2005 Transition Period. The Pension Restoration Benefit payable to a Participant who incurs a Separation from Service and who commences payment of his Pension Plan benefit in 2005 shall be paid in the same form and at the same time as the Participant's benefit under the Pension Plan. Such Benefit shall be adjusted by the factors used under the Pension Plan to reflect the payment option chosen by the Participant and the Participant's annuity starting date.

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          (b) Post 2005. If a Participant incurs a Separation from Service after
2005, his Pension Restoration Benefit shall be paid in one lump sum to him (or, in the event of his death prior to payment, to his Beneficiary, or if none, to his estate) on the first business day of the month following the six month anniversary of his Separation from Service, provided, however, with respect to a Participant separating from service in 2006, payment shall be made in January 2007, if later. (All Participants who separated from service in 2005 and who were entitled to a Benefit under this Plan are, in fact, covered by ss.3.2(a).) The actuarial equivalent present value of a Participant's Pension Restoration Benefit shall be determined as of the payment date using the interest and mortality assumptions which would be used under the Pension Plan for purposes of determining lump sum present values as of such determination date.

          (c) Participants in Executive Retirement Plan. Notwithstanding the foregoing, with respect to a Participant who also participates in the Thomas & Betts Executive Retirement Plan (and whose benefit under this Plan is therefore subject to reduction by his benefit accrued under the Executive Retirement Plan as provided in ss.3.3), the benefit accrued under this Plan (subject to such offset) and his vested benefit which is subject to Code section 409A under such Executive Retirement Plan (the "aggregate benefit") shall be paid on the first business day of the month following the six month anniversary of his Separation from Service unless an effective election regarding the form and time of payment has been made under the Executive Retirement Plan with respect to payment of such aggregate benefit upon the Participant's Separation from Service on or after his Early Retirement Date as defined under the Executive Retirement Plan.

     ss.3.3 Nonduplication of Benefits. Notwithstanding any other provision of this Plan, if a Participant is also covered by The Thomas & Betts Executive Retirement Plan, the amount of the Pension Restoration Benefit otherwise payable under this Plan shall be reduced by the value of any benefit which such Participant is entitled to receive under the Executive Retirement Plan.

                                   ARTICLE IV
                                   ----------

                            SURVIVING SPOUSE BENEFIT
                            ------------------------

     ss.4.1 Amount of Benefit. If a Participant who has accrued a Pension Restoration Benefit dies prior to Separation from Service and if a pre-retirement survivor annuity is payable from the Pension Plan to his surviving spouse, a Surviving Spouse Benefit shall be payable from this Plan. The amount of such Surviving Spouse Benefit shall be equal to (a) the monthly benefit which would be payable under the Pension Plan to the surviving spouse if:

          (i) the Applicable Code Limits were inapplicable; and

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          (ii) the Participant had not elected to defer any of his Compensation under the SEIP,

less (b) the monthly benefit actually payable to the surviving spouse under the Pension Plan.

          The amounts described in (a) and (b) above shall be expressed in the form of the pre-retirement survivor annuity payable under the Pension Plan.

     ss.4.2 Form and Time of Payment of Surviving Spouse Benefit. A Surviving Spouse Benefit payable as the result of the death of a Participant shall be paid in one lump sum payment on the last business day of the first month following the month in which death occurs. For purposes of this ss.4.2, the actuarial equivalent present value of a surviving spouse's Surviving Spouse Benefit shall be determined as of the payment date, using the interest and mortality assumptions which would be used under the Pension Plan for purposes of determining lump sum present values as of such determination date.

     ss.4.3 Nonduplication of Benefits. Notwithstanding any other provision of this Plan, if a Participant is also covered by The Thomas & Betts Executive Retirement Plan, the amount of the Surviving Spouse Benefit otherwise payable under this Plan upon such Participant's death shall be reduced by the value of any pre-retirement death benefit which such surviving spouse is entitled to receive under the Executive Retirement Plan.

                                    ARTICLE V
                                    ---------

                            OTHER BENEFIT PROVISIONS
                            ------------------------

     ss.5.1 Vesting; Termination of Employment. No benefit shall be payable under this Plan to, or with respect to, any Participant who has not earned a vested right to his accrued benefit under the Pension Plan.

          No benefit shall be payable under this Plan to, or with respect to, a Participant prior to his Separation from Service.

     ss.5.2 Payment to Guardian. If an amount is payable under this Plan to a minor, a person declared incompetent or a person incapable of handling the disposition of property, the Committee or its appointed representative may direct the payment of the amount to the guardian, legal representative or person having the care and custody of the minor, incompetent or incapable person. The Committee or its appointed representative may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to the distribution of the amount. The distribution shall completely discharge the Committee and its appointed representative and the Employer from all liability with respect to the amount distributed.

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     ss.5.3 Withholding; Payroll Taxes. The Employer shall withhold from payments made under the Plan any taxes required to be withheld from a Participant's wages for federal, state or local government income or other payroll taxes.

     ss.5.4 Domestic Relations Orders. In the event a Participant's pension benefit under the Pension Plan is subject to a qualified domestic relations order, the Pension Restoration Benefit provided by this Plan shall be paid without regard to the order, unless the order specifically applies to benefits payable under this Plan.

     ss.5.5 Nonalienation of Benefits. Except as provided in ss.5.4 with respect to certain domestic relations orders, none of the benefits or rights of a Participant or any Beneficiary under this Plan shall be subject to the claim of any creditor. In particular, to the fullest extent permitted by law, all such benefits and rights shall be free from attachment, garnishment or any other legal or equitable process available to any creditor of the Participant or his Beneficiary. Neither the Participant nor his Beneficiary shall have the right to alienate, anticipate, commute, pledge, encumber or assign any of the payments which he may expect to receive, contingently or otherwise, under this Plan.

     ss.5.6 Tax Gross-Up.

          (a) Payment. Subject to the requirements stated in this ss.5.6, in the event that amounts hereunder become subject to the additional tax and interest under Code section 409A ("409A additional tax") as a result of a plan document failure or an operational failure caused solely by the action or inaction of the Company (and not at the request of the Participant), the Company shall pay to the Participant an amount equal to such 409A additional tax and any additional taxes imposed upon the Participant due to the Company's payment of such 409A additional tax (a "409A Gross-Up Payment"). In no event, however, shall any amounts become payable under this ss.5.6 as a result of compensation required to be included in gross income by reason of Code section 409A(b)(3). The 409A Gross-Up Payment shall be paid to the Participant within five business days of the date such taxes are remitted to the applicable taxing authority, subject to the notification requirements set forth in ss.5.6(b) in the event such taxes are not remitted by withholding, but in no event later than the end of the Participant's taxable year next following the Participant's taxable year in which the Participant remits such taxes.

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          (b) Notification and Right to Contest. A Participant shall notify the
Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the 409A Gross-Up Payment. Such notification shall be given as soon as practicable but no later than (10) ten business days after such Participant is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Participant shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Participant in writing prior to the expiration of such period that it desires to contest such claim, or if the Company notifies the Participant at the time of payment of the Gross-Up Payment under ss.5.6(a) that it desires to contest the application of the 409A additional tax (in either case, a "claim"), the Participant shall (i) give the Company any information reasonably requested by the Company relating to such claim, (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including ,without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company, (iii) cooperate with the Company in good faith in order effectively to contest such claim, and (iv) permit the Company to participate in any proceeding relating to such claim; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold such Participant harmless, on an after-tax basis, for any income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. All such costs and expenses incurred due to a tax audit or litigation addressing the existence of or amount of a tax liability under this ss.5.6 shall be paid by the Company within thirty
(30) days of the date payment of such expenses is due, but in any event not later than (A) December 31 of the year following the year in which the taxes are remitted to the taxing authority, or (B) where as a result of such audit or litigation no taxes are remitted, December 31 of the year following the year in which the audit is complete or there is a final and nonappealable settlement or other resolution of the litigation. Without limitation on the foregoing provisions of this ss.5.6(b), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim, and the Participant shall prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Participant with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a 409A Gross-Up Payment would be payable hereunder, and the Participant shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

          (c) Refund. If a Participant becomes entitled to receive one or more refunds of all or any part of the 409A additional tax with respect to which a 409A Gross-Up Payment was made, the Participant shall pay the refund to the Company within five business days of the receipt of any such refund.

          (d) Delayed Payment Date. Notwithstanding the foregoing provisions of this ss.5.6, if under Code section 409A any payment under this ss.5.6 is considered to be due as a result of the Participant's Separation from Service and the stock of the Company (or the stock of any entity considered a single employer with the Company under Treas. Reg. ss.1.409A-1(g) or any successor thereto) is publicly traded on an established securities market or otherwise at the time of the Participant's Separation from Service, no payment shall be made pursuant to this ss.5.6 prior to the six-month anniversary of such Separation from Service.

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                                   ARTICLE VI
                                   ----------

                                 SOURCE OF FUNDS
                                 ---------------

     ss.6.1 Source of Funds. This Plan shall be unfunded, and payment of benefits hereunder shall be made from the general assets of the Employer. Any asset which may be set aside, earmarked or identified as being intended for the provision of benefits under this Plan, shall remain an asset of the Employer and shall be subject to the claims of its general creditors. Each Participant and Beneficiary shall be a general creditor of the Employer to the extent of the value of his benefit accrued hereunder, and he shall have no right, title or interest in any specific asset that the Employer may set aside or designate as intended to be applied to the payment of benefits under this Plan. The Employer's obligation under the Plan shall be merely an unfunded and unsecured promise to pay money in the future.

                                  ARTICLE VII
                                  -----------

                                 ADMINISTRATION
                                 --------------

     ss.7.1 The Committee. This Plan shall be administered by the Retirement Plans Committee appointed by the Board. The Committee and/or its appointed representative shall have sole discretion to construe and interpret the provisions of the Plan and to determine all questions concerning benefit entitlements, including the power to construe and determine disputed or doubtful terms. To the maximum extent permissible under law, the determinations of the Committee and/or its appointed representative on all such matters shall be final and binding upon all persons involved.

     ss.7.2 Records and Reports. The Committee or its appointed representative shall keep a record of its proceedings and actions and shall maintain all books of account, records and other data as shall be necessary for the proper administration of the Plan. Such records shall contain all relevant data pertaining to individual Participants and their rights under the Plan. The Committee or its appointed representative shall have the duty to carry into effect all rights or benefits provided hereunder to the extent assets of the Employer are properly available therefor.

     ss.7.3 Payment of Expenses. The Employer shall pay all expenses of administering the Plan. Such expenses shall include any expenses incident to the functioning of the Committee or its appointed representative.

     ss.7.4 Indemnification for Liability. The Employer shall indemnify the members of the Committee, and the employees of the Employer to whom the Committee delegates duties under the Plan, against any and all claims, losses, damages, expenses and liabilities arising from their carrying out of their responsibilities in connection with the Plan, unless the same is determined to be due to gross negligence or willful misconduct.

     ss.7.5 Claims Procedure. The procedure for presenting claims under the Plan and appealing denials thereof shall be as follows:

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          (a) Filing of Claims. Any Participant, Surviving Spouse, or
Beneficiary (the "claimant") may file a written claim for a Plan benefit with the Committee or its appointed representative.

          (b) Notice of Denial of Claim. In the event of a denial of any benefit requested by any claimant, the claimant shall be given a written notification containing specific reasons for the denial. The written notification shall contain specific reference to the pertinent Plan provisions on which the denial is based. In addition, it shall contain a description of any additional material or information necessary for the claimant to perfect a claim and an explanation of why such material or information is necessary. The notification shall also provide appropriate information as to the steps to be taken if the claimant wishes to submit his claim for review, including the right to bring a civil action under section 502(a) of ERISA following an adverse determination on review.

          The written notification shall be given to the claimant within 90 days after receipt of his claim by the Committee or its appointed representative unless special circumstances require an extension of time for processing, in which case written notice of the extension shall be furnished to the claimant prior to the termination of the original 90-day period, and such notice shall indicate the special circumstances which make the extension appropriate. In no event shall the extension exceed a total of 180 days from the date of the original receipt of the claim. If, however, the claimant fails to submit information necessary to make a determination, the period for decision shall be tolled from the date the extension notice is sent to the claimant until the claimant responds to the request for additional information.

          (c) Right of Review. In the event of a denial of benefits, the claimant or his duly authorized representative shall have the opportunity, upon request and free of charge, to have reasonable access to, and copies of all pertinent documents and to submit to the Committee or its appointed representative issues and comments in writing as well as documents and other records related to his claim. The claimant may make a written request for a full and fair review of the denial of his claim by the Committee or its appointed representative. Such written request must be received by the Committee or its appointed representative within 60 days after receipt by the claimant of written notification of the denial of the claim.

          (d) Decision on Review. A decision shall be rendered by the Committee or its appointed representative within 60 days after the receipt of the request for review. However, where special circumstances make a longer period for decision necessary or appropriate, the decision of the Committee or its appointed representative may be postponed on written notice to the claimant (prior to the expiration of the initial 60-day period) for an additional 60 days. In no event shall the decision of the Committee or its appointed representative be rendered more than 120 days after the receipt of the request for review. If, however, the claimant fails to submit information necessary to make a determination, the period for decision shall be tolled from the date the extension notice is sent to the claimant until the claimant responds to the request for additional information. Any decision by the Committee shall be furnished to the claimant in writing in a manner calculated to be understood by the claimant and shall set forth the specific reason(s) for the decision including the specific Plan provision(s) on which the decision is based, a statement regarding the claimant's right to information relevant to the claim and a statement of the claimant's right to bring an action under section 502(a) of ERISA upon exhaustion of the above procedures.

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          A claimant shall have no right to bring any action in any court regarding a claim for benefits prior to filing a claim for benefits and exhausting his or her tights to review under this Section in accordance with the time frames set forth herein.

                                  ARTICLE VIII
                                  ------------

                            AMENDMENT AND TERMINATION
                            -------------------------

     ss.8.1 Amendment. The Board shall have the right to amend or modify the Plan at any time and for any reason (whether before or after the Participant's Separation from Service). The Committee shall have such authority to amend the Plan as shall be delegated to it by the Board in the Retirement Plans Committee Charter or by resolution.

     ss.8.2 Termination. The Board shall have the right to terminate the Plan, in whole or in part, at any time and for any reason.

     ss.8.3 Limitations. No amendment or termination of the Plan shall decrease the amount of any Participant's Pension Restoration Benefit accrued or in pay status as of the date of amendment or termination (determined as if the Participant had separated from service as of such date, or, if earlier, as of his actual date of Separation from Service), except as deemed necessary or desirable in order to avoid the additional tax under Code section 401A(a)(1)(B) and maintain, to the maximum extent practicable, the original intent of the provisions being amended.

                                   ARTICLE IX
                                   ----------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     ss.9.1 No Contract of Employment. Nothing contained herein shall be construed as conferring upon any person the right to be employed by the Employer or to continue in the employ of the Employer, and nothing contained herein shall be construed to limit the right of the Employer to terminate the employment of any Eligible Employee.

     ss.9.2 Applicable Law. The provisions of this Plan shall be construed and interpreted so as to avoid the additional tax under Code section 409A(a)(1)(B) and otherwise according to the laws of the State of Tennessee, other than its laws respecting choice of laws, to the extent not superseded by federal law.

     ss.9.3 Headings. The headings of the Articles and Sections of the Plan are for reference only. In the event of a conflict between a heading and the contents of an Article or Section, the contents of the Article or Section shall control.

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     ss.9.4 Entire Agreement. This Plan contains the entire agreement by the
Employer with respect to the subject matter hereof. No modification or claim of waiver of any of the provisions hereof shall be valid unless in writing and signed by the party against whom such modification or waiver is sought to be enforced.

     ss.9.5 Successors. The provisions of this Plan shall bind and inure to the benefit of the Employer and its successors and assigns. The term "successors" as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, share exchange, amalgamation, purchase or otherwise, acquire all or substantially all of the business and assets of the Employer and successors of any such corporation or other business entity.

     IN WITNESS WHEREOF, Thomas & Betts Corporation has caused these presents to be duly executed this ______ day of ______________, 2007.


Attest:                              THOMAS & BETTS CORPORATION


_________________________            By:___________________________
Secretary                               Title:


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